JOHN HANCOCK INVESTMENT TRUST
                              101 Huntington Avenue
                                Boston, MA 02199

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

         Re:  Master Transfer Agency and Service Agreement

Ladies and Gentlemen:

         Pursuant to Section 11.01 of the Amended and Restated Master Transfer Agency and Service Agreement dated as of June 1, 1998 between John Hancock Investment Trust (the "Trust") and John Hancock Signature Services, Inc. (the "Transfer Agent"), please be advised that the Trust has established a new series of its shares, namely, John Hancock Small Cap Intrinsic Value Fund (the "Fund"), and please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Amended and Restated Master Transfer Agency and Service Agreement for the Fund in accordance with the fee schedule attached as Exhibit A.

         Please state below whether you are willing to render such services in accordance with the fee schedule attached as Exhibit A.

                                     JOHN HANCOCK INVESTMENT TRUST
                                     On behalf of
                                     John Hancock Small Cap Intrinsic Value Fund


                                     By: /s/James A. Shepherdson
                                         -----------------------
                                         James A. Shepherdson
                                         President and Chief Executive Officer

ATTEST: /s/Susan S. Newton
        ------------------
        Susan S. Newton
        Senior Vice President and Secretary

Dated:  February 28, 2005

         We are willing to render transfer agency services to John Hancock Small Cap Intrinsic Value Fund in accordance with the fee schedule attached hereto as Exhibit A.


                                       JOHN HANCOCK SIGNATURE SERVICES, INC.


ATTEST: /s/Brian E. Langenfeld         By: /s/John Hatch
        ----------------------             -------------
                                           John Hatch
                                           President and Chief Executive Officer

Dated:  February 28, 2005

                          JOHN HANCOCK INVESTMENT TRUST
                              101 Huntington Avenue
                                Boston, MA 02199

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

         Re:  Master Transfer Agency and Service Agreement

Ladies and Gentlemen:

         Pursuant to Section 11.01 of the Amended and Restated Master Transfer Agency and Service Agreement dated as of June 1, 1998 between John Hancock Investment Trust (the "Trust") and John Hancock Signature Services, Inc. (the "Transfer Agent"), please be advised that the Trust has established a new series of its shares, namely, John Hancock Large Cap Intrinsic Value Fund (the "Fund"), and please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Amended and Restated Master Transfer Agency and Service Agreement for the Fund in accordance with the fee schedule attached as Exhibit A.

         Please state below whether you are willing to render such services in accordance with the fee schedule attached as Exhibit A.

                                     JOHN HANCOCK INVESTMENT TRUST
                                     On behalf of
                                     John Hancock Large Cap Intrinsic Value Fund


                                     By: /s/James A. Shepherdson
                                         -----------------------
                                         James A. Shepherdson
                                         President and Chief Executive Officer

ATTEST: /s/Susan S. Newton
        ------------------
        Susan S. Newton
        Senior Vice President and Secretary

Dated:  February 28, 2005


         We are willing to render transfer agency services to John Hancock Large Cap Intrinsic Value Fund in accordance with the fee schedule attached hereto as Exhibit A.


                                       JOHN HANCOCK SIGNATURE SERVICES, INC.


ATTEST: /s/Brian E. Langenfeld         By: /s/John Hatch
        ----------------------             -------------
                                           John Hatch
                                           President and Chief Executive Officer

Dated:  February 28, 2005